SUBSIDIARY ORGANIZATION CHART                                         12/31/1999
-----------------------------

                                                   State of    State of                Number of   Parent's
                                        Type of   Incorp. or   Principal    Federal     Shares    Percent of
                                      Subsidiary   Domicile    Operation   Tax ID #     Owned      Ownership
                                      ----------  ----------   ---------   ---------   ---------  ----------

                                                  -------------------------------------
AXA Financial, Inc.  (Note 1)                         DE          NY      13-3623351
---------------------------------------------------------------------------------------
     Donaldson, Lufkin &
      Jenrette, Inc. (Note 2)                         DE          NY      13-1898818   48,641,793     38.27%
     ----------------------------------------------------------------------------------
     AXA Client Solutions, LLC                        DE          NY      52-2197822                 100.00%
     ----------------------------------------------------------------------------------
         AXA Distribution
          Holding Corporation                         DE          NY      13-4078005            -    100.00%
         ------------------------------------------------------------------------------
            AXA Advisors, LLC
             (Note 6)                                 DE          NY      13-4071393            -    100.00%
            ---------------------------------------------------------------------------
         The Equitable Life
          Assurance Society
          of the United States
          (Note 3)                     Insurance      NY          NY      13-5570651     2,000,000   100.00%
         ------------------------------------------------------------------------------
            The Equitable of
             Colorado, Inc.            Insurance      CO          CO      13-3198083     1,000,000   100.00%
            ---------------------------------------------------------------------------
            Frontier Trust
             Company                   Operating      ND          ND      45-0373941         1,000   100.00%
            ---------------------------------------------------------------------------
            Equitable Deal
             Flow Fund, L.P.           Investment     DE          NY      13-3385076             -         -
            ---------------------------------------------------------------------------
               Equitable
                Managed
                Assets, L.P.           Investment     DE          NY      13-3385080             -         -
               ------------------------------------------------------------------------
            Real Estate
             Partnership
             Equities
             (various)                 Investment      **                      -                 -         -
            ---------------------------------------------------------------------------
            Equitable Holdings,
             LLC (Notes 2, 4, 5 & 7)   HCO            NY          NY           -                 -   100.00%
            ---------------------------------------------------------------------------
               See Attached
                Listing A
               ------------------------------------------------------------------------
            EREIM LP Associates
             (L.P.)                    Operating      NY          NY           -                 -         -
            ---------------------------------------------------------------------------
               EML Associates,
                L.P.                   Investment     NY          NY       58-1739531            -         -
               ------------------------------------------------------------------------
            ACMC, Inc. (Note 5)        HCO            DE          NY       13-2677213    5,000,000   100.00%
            ---------------------------------------------------------------------------
            Wil-Gro, Inc              Investment      PA          PA       23-2702404        1,000   100.00%
            ---------------------------------------------------------------------------
            Equitable
             Underwriting
             & Sales Agency
             (Bahamas) Ltd.            Operating    Bahamas     Bahamas        -             5,000   100.00%
            ---------------------------------------------------------------------------
            STCS, Inc.                 Investment     DE          NY       13-3761592        1,000   100.00%
            ---------------------------------------------------------------------------
            Fox Run, Inc.              Investment     MA          NY       23-2762596        1,000   100.00%
            ---------------------------------------------------------------------------
            FTM Corp.                  Investment     MD          MD       13-3778225        1,000   100.00%
            ---------------------------------------------------------------------------
            EVSA, Inc.                 Investment     DE          PA       23-2671508           50   100.00%
            ---------------------------------------------------------------------------
            Equitable BJVS, Inc.       Investment     CA          CA       33-0540198        1,000   100.00%
            ---------------------------------------------------------------------------
            Equitable Rowes
            Wharf, Inc.                Investment     MA          MA       04-3272826        1,000   100.00%
            ---------------------------------------------------------------------------
            GP/EQ Southwest, Inc.      Investment     TX          TX       75-2624983          100   100.00%
            ---------------------------------------------------------------------------
            Franconom, Inc.            Investment     PA          PA       23-2352488           50   100.00%
            ---------------------------------------------------------------------------
            EVLICO East Ridge, Inc.    Investment     CA          GA       58-2206831          100   100.00%
            ---------------------------------------------------------------------------
            Equitable Structured
             Settlement Corp.          Operating      DE          NJ       22-3492811          100   100.00%
            ---------------------------------------------------------------------------
            ELAS Realty, Inc.          Investment     DE          GA       58-2271596        1,000   100.00%
            ---------------------------------------------------------------------------
            Prime Property
             Funding II, Inc.          Operating      DE          NY       13-3961599                100.00%
            ---------------------------------------------------------------------------
            ECLL, Inc.                 Investment     MI          GA       58-2377569                100.00%
            ---------------------------------------------------------------------------


See Notes on Page 2.


    NOTES:  1. The name was changed from The Equitable Companies Incorporated
     -----     on Sept. 3, 1999.
            2. In addition, Equitable Holdings, LLC owns 39,961,540 shares
               (31.44%).  In the aggregate, AXF owns 88,603,333 shares (69.70%)
               of Donaldson, Lufkin & Jenrette, Inc. as of 12/31/99.
            3. AXA Financial, Inc. transferred ownership of Equitable Life to
               AXA Client Solutions, LLC effective Sept. 20, 1999.
            4. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.
            5. Following the completion of an exchange offer and a reorgani-
                     zation on October 29, 1999, Equitable Life and its subsidiaries own 55.32% of the limited partnership units of Alliance Capital Management L.P. (new), which has ceased to be publicly traded. Equitable Life directly owns 4,432,576 units (2.58%); ACMC, Inc. owns 66,220,822 units ( 38.53%), and Equitable Capital Management, LLC owns 24,415,727 units (14.21%). Alliance Capital Management Corp. owns a 1% general partnership interest in Alliance Capital Management L.P. (new).
                     In addition, Equitable Capital Management, LLC and
                     ACMC, Inc. each own 722,178 units (1% each), respectively, and Alliance Capital Management Corp. owns 100,000 general partnership interest units (0.14%), in the publicly traded units of Alliance Capital Management Holding L.P. (as of 12/31/99)
            6. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.
            7. Equitable Investment Corporation was merged into Equitable
                     Holding LLC in December 1999.
            8. Equitable Capital Management Corp. became Equitable Capital Management, LLC on November 30, 1999.
            9. EVLICO, Inc. was merged into the Equitable Life Assurance Society of the United States in 1999.



LISTING A:
                                                                                           12/31/99
         EQUITABLE HOLDINGS, LLC
         -----------------------                                State of    State of                   Number          Parent's
                                                     Type of   Incorp. or   Principal    Federal       of Shares       Percent of
                                                   Subsidiary   Domicile    Operation   Tax ID #       Owned           Ownership
                                                   ----------   --------    ---------   ---------      ---------       ----------
AXA Financial, Inc.
---------------------------------------------------
     AXA Client Solutions, LLC
     ----------------------------------------------
         The Equitable Life Assurance
          Society of the United States
         ------------------------------------------
            Equitable Holdings, LLC
            ---------------------------------------
               Donaldson, Lufkin &
                Jenrette, Inc. (Note 1)             Operating      DE          NY       13-1898818     39,961,540       31.44%
               -----------------------------------------------------------------------------------
               ELAS Securities
                Acquisition Corporation             Operating      DE          NY       13-3049038            500      100.00%
               -----------------------------------------------------------------------------------
               100 Federal Street
                Realty Corporation                  Operating      MA          MA       04-2847619            100      100.00%
               -----------------------------------------------------------------------------------
               100 Federal Street
                Funding Corporation                 Operating      MA          MA       04-2934600            100      100.00%
               -----------------------------------------------------------------------------------
               Equitable Casualty
                Insurance Company                   Operating      VT          VT       06-1166226          1,000      100.00%
               -----------------------------------------------------------------------------------
               EquiSource of
                New York, Inc.                      Operating      NY          PA       13-3389662          1,000      100.00%
               -----------------------------------------------------------------------------------
                  See Attached Listing B
                  --------------------------------------------------------------------------------
               EREIM LP Corporation                 Operating      DE          NY       58-1739521            100      100.00%
               -----------------------------------------------------------------------------------
                  EREIM LP Associates (L.P.)        Operating      NY          NY                               -           -
                  --------------------------------------------------------------------------------
                     EML Associates, L.P.           Investment     NY          NY       58-1739531              -           -
                     -----------------------------------------------------------------------------
               Equitable Capital
                Management, LLC (Note 5)            Operating      DE          NY       13-3266813          1,000      100.00%
               -----------------------------------------------------------------------------------
                  Equitable Capital Private
                   Income & Equity
                   Partnership II, L.P.             Investment     DE          NY       13-3544879              -           -
                  --------------------------------------------------------------------------------
               Alliance Capital Management
                Corporation (Note 5)                Operating      DE          NY       13-3633538            100      100.00%
               -----------------------------------------------------------------------------------
                  See Listing C
                  --------------------------------------------------------------------------------
               Equitable JV Holding Corp.           Operating      DE          NY       13-3555850          1,000      100.00%
               -----------------------------------------------------------------------------------
               EQ Services, Inc.                    Operating      DE          GA       58-1985395          1,000      100.00%
               -----------------------------------------------------------------------------------
               EREIM Managers Corporation           Operating      DE          GA       58-1739529          1,000      100.00%
               -----------------------------------------------------------------------------------
                  ML/EQ Real Estate
                   Portfolio, L.P.                  Investment     DE          NY       58-1739523              -           -
                  --------------------------------------------------------------------------------
                     EML Associates, L.P.           Investment     NY          NY       58-1739531              -           -
                     -----------------------------------------------------------------------------
               Equitable JVS, Inc.                  Investment     DE          GA       58-1812697          1,000      100.00%
               -----------------------------------------------------------------------------------
                  Astor/Broadway
                   Acquisition Corp.                Investment     NY          NY       13-3593692            100      100.00%
                  --------------------------------------------------------------------------------
                  Astor Times Square Corp.          Investment     NY          NY       13-3593699            100      100.00%
                  --------------------------------------------------------------------------------
                  EJSVS, Inc.                       Investment     DE          NJ       58-2169594          1,000      100.00%
                  --------------------------------------------------------------------------------
               Equitable JVS II, Inc.               Investment     MD          MD       52-1877232          1,000      100.00%
               -----------------------------------------------------------------------------------
               Six-Pac G.P., Inc.                   Investment     GA          GA       58-1928595            100      100.00%
               -----------------------------------------------------------------------------------
               Equitable Distributors, Inc.         Operating      DE          NY       13-3550365          1,000      100.00%
               -----------------------------------------------------------------------------------
               J.M.R. Realty Services, Inc.         Operating      DE          NY       13-3813232          1,000      100.00%
               -----------------------------------------------------------------------------------
               AXA Network, LLC                     Operating      DE          NY       06-1555494              -      100.00%
               -----------------------------------------------------------------------------------
               AXA Network Insurance
                Agency of Massachusetts, LLC        Operating      MA          MA       04-3491734              -      100.00%
               -----------------------------------------------------------------------------------
               AXA Network of Alabama, LLC          Operating      AL          AL       06-1562392              -      100.00%
               -----------------------------------------------------------------------------------
               AXA Network of Connecticut,
               Maine and New York, LLC              Operating      DE          NY       13-4085852              -      100.00%
               -----------------------------------------------------------------------------------

Note 1: For a listing of DLJ subsidiaries, see Exhibit 21 to DLJ's 1999 Annual Report on Form 10-K which exhibit is hereby incorporated by reference.


LISTING B:                                                                                                                12/31/99
         EQUISOURCE OF NEW YORK, INC.                                                                             Number
         ----------------------------                                            State of   State of               of     Parent's
                                                                        Type of  Incorp.or  Principal    Federal  Shares  Percent of
                                                                      Subsidiary Domicile   Operation   Tax ID #  Owned   Ownership
                                                                      ---------- --------   ---------   --------- -----   ---------

AXA Financial, Inc.
----------------------------------------------------------------------
     AXA Client Solutions, LLC                                                                                             100.00%
     -----------------------------------------------------------------
         The Equitable Life Assurance Society of the United States
         -------------------------------------------------------------
            Equitable Holdings, LLC
            ----------------------------------------------------------
                EquiSource of New York, Inc.
               -------------------------------------------------------
                  EquiSource of Alabama, Inc.                          Operating      AL      AL    13-3386851     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Arizona, Inc.                          Operating      AZ      AZ    13-3389071     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Arkansas, Inc.                         Operating      AR      AR    13-3404676     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource Insurance Agency of California            Operating      CA      CA    13-3404686     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Colorado, Inc.                         Operating      CO      CO    13-3404680     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Delaware, Inc.                         Operating      DE      DE    13-3386036     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Hawaii, Inc.                           Operating      HI      HI    13-3425232     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Maine, Inc.                            Operating      ME      ME    13-3404681     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource Insurance Agency of Massachusetts, Inc.   Operating      MA      MA    22-2891027     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Montana, Inc.                          Operating      MT      MT    13-3389063     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Nevada, Inc.                           Operating      NV      NV    13-3389068     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of New Mexico, Inc.                       Operating      NM      NM    13-3404674     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Pennsylvania, Inc.                     Operating      PA      PA    13-3389070     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Puerto Rico, Inc.                      Operating      PR      PR                   1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource Business Agency of Utah, Inc.             Operating      UT      UT    13-3404679     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Washington, Inc.                       Operating      WA      WA    13-3437226     1,000   100.00%
                  ----------------------------------------------------------------------------------------------
                  EquiSource of Wyoming, Inc.                          Operating      WY      WY    13-3389072     1,000   100.00%
                  ----------------------------------------------------------------------------------------------


LISTING C:                                                                                                               12/31/99
         ALLIANCE CAPITAL MANAGEMENT CORP.
         ---------------------------------                                                      State of     State of
                                                                                      Type of   Incorp. or   Principal    Federal
                                                                                    Subsidiary   Domicile    Operation   Tax ID #
                                                                                    ----------   --------    ---------   ---------
AXA Financial, Inc.
------------------------------------------------------------------------------------
     AXA Client Solutions, LLC
     -------------------------------------------------------------------------------
         The Equitable Life Assurance Society of the United States
         ---------------------------------------------------------------------------
            Equitable Holdings, LLC
            ------------------------------------------------------------------------
                  Alliance Capital Management Corporation
                  ------------------------------------------------------------------
                     Alliance Capital Management Holding L.P.(Note 1 and 2)          Operating      DE          NY
                     ---------------------------------------------------------------------------------------------------------------
                     Alliance Capital Management L.P.  (Note 1 and 2)                Operating      DE          NY       13-3434400
                     ---------------------------------------------------------------------------------------------------------------

Note 1 - For a listing of the Alliance  Holding and Alliance  subsidiaries,  see
Exhibit 21 to their 1999 Annual Report on Form 10-K which exhibit is hereby incorporated by reference.

Note 2 - See Note 5 on page 2 of this exhibit.